Herc Holdings Inc. Investor Presentation March 22 -23, 2017

NYSE: HRI Safe Harbor Statements 2 Basis of Presentation The financial information included in this presentation is based upon the condensed consolidated and combined financial statements of the Company which are presented on a basis of accounting that reflects a change in reporting entity and have been adjusted for the effects of the spin-off, which effected our separation from Hertz Rental Car Holding Company, Inc. (“New Hertz”). These financial statements and financial information represent only those operations, assets, liabilities and equity that form Herc Holdings on a stand-alone basis. Since the spin-off occurred on June 30, 2016, the financial statements represent the carve-out financial results for the Company for the first six months of 2016, including spin-off impacts through June 30, 2016, and actual results for the second half of 2016, including the three months ended December 31, 2016. All prior period amounts represent carve-out financial results. Forward-Looking Statements This presentation contains statements that are not statements of historical fact, but instead are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers not to place undue reliance on these statements, which speak only as of the date hereof. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “Form 10-K”) in Part I under Item 1A “Risk Factors,” including:  Risks related to material weaknesses in our internal control over financial reporting and the restatement of financial statements previously issued by Hertz Global Holdings, Inc. (in its form prior to the spin-off, “Hertz Holdings”), including that: we have identified material weaknesses in our internal control over financial reporting that may adversely affect our ability to report our financial condition and results of operations in a timely and accurate manner, which may adversely affect investor and lender confidence in us and, as a result, the value of our common stock and our ability to obtain future financing on acceptable terms, and we may identify additional material weaknesses as we continue to assess our processes and controls as a stand-alone company with lower levels of materiality; such material weaknesses could result in a material misstatement of our consolidated and combined financial statements that would not be prevented or detected; we continue to expend significant costs and devote management time and attention and other resources to matters related to our internal control over financial reporting and Hertz Holdings' restatement, which could adversely affect our ability to execute our strategic plan; our efforts to design and implement an effective control environment may not be sufficient to remediate the material weaknesses or prevent future material weaknesses; our material weaknesses and Hertz Holdings' restatement could expose us to additional risks that could materially adversely affect our financial position, results of operations and cash flows, including as a result of events of default under the agreements governing our indebtedness and/or government investigations, regulatory inquiries and private actions; we may experience difficulties implementing new information technology systems to maintain our books and records and provide operational information to our management team; if we decide to not implement the new operational system for our back office processes, we could need to expense items that were previously capitalized, which could result in a substantial charge in our results of operations; we could experience disruptions to our control environment in connection with the relocation of our Shared Services Center, including as a result of the failure to retain key employees who possess specific knowledge or expertise necessary for the timely preparation of our financial statements; and Hertz Holdings' restatement has resulted in government investigations, books and records demands, and private litigation and could result in government enforcement actions and private litigation that could have a material adverse impact on our results of operations, financial condition, liquidity and cash flows;

NYSE: HRI Safe Harbor Statements - Continued 3  Risks related to the spin-off, which effected our separation from New Hertz, such as: we receive certain transition services from New Hertz pursuant to the transition services agreement covering IT services and other areas, which impact our control environment and, therefore, our internal control over financial reporting; we have limited operating history as a stand-alone public company, and our historical financial information for periods prior to July 1, 2016, is not necessarily representative of the results that we would have achieved as a separate, publicly traded company, and may not be a reliable indicator of our future results; the liabilities we have assumed and will share with New Hertz in connection with the spin-off could have a material adverse effect on our business, financial condition and results of operations; if there is a determination that any portion of the spin-off transaction is taxable for U.S. federal income tax purposes, including for reasons outside of our control, then we and our stockholders could incur significant tax liabilities, and we could also incur indemnification liability if we are determined to have caused the spin-off to become taxable; if New Hertz fails to pay its tax liabilities under the tax matters agreement or to perform its obligations under the separation and distribution agreement, we could incur significant tax and other liability; our ability to engage in financings, acquisitions and other strategic transactions using equity securities is limited due to the tax treatment of the spin-off; the loss of the Hertz brand and reputation could materially adversely affect our ability to attract and retain customers; the spin-off may be challenged by creditors as a fraudulent transfer or conveyance; and if the spin-off is not a legal dividend, it could be held invalid by a court and have a material adverse effect on our business, financial condition and results of operations;  Business risks could have a material adverse effect on our business, results of operations, financial condition and/or liquidity, including: o the cyclicality of our business, a slowdown in economic conditions or adverse changes in the economic factors specific to the industries in which we operate, in particular industrial and construction; o the dependence of our business on the levels of capital investment and maintenance expenditures by our customers, which in turn are affected by numerous factors, including the level of economic activity in their industries, the state of domestic and global economies, global energy demand, the cyclical nature of their markets, expectations regarding government spending on infrastructure improvements or expansions, their liquidity and the condition of global credit and capital markets; o we may have difficulty obtaining the resources that we need to operate, or our costs to do so could increase significantly; o intense competition in the industry, including from our own suppliers, that may lead to downward pricing or an inability to increase prices; o any occurrence that disrupts rental activity during our peak periods given the seasonality of the business, especially in the construction industry; o doing business in foreign countries exposes us to additional risks, including under laws and regulations that may conflict with U.S. laws and those under anticorruption, competition, economic sanctions and anti-boycott regulations; o our success as an independent company will depend on our new senior management team, the ability of other new employees to learn their new roles, and our ability to attract and retain key management and other key personnel; o some or all of our deferred tax assets could expire if we experience an “ownership change” as defined in the Internal Revenue Code; o changes in the legal and regulatory environment that affect our operations, including with respect to taxes, consumer rights, privacy, data security and employment matters, could disrupt our business and increase our expenses; o an impairment of our goodwill or our indefinite lived intangible assets could have a material non-cash adverse impact;

NYSE: HRI Safe Harbor Statements - Continued 4 o other operational risks such as: any decline in our relations with our key national account customers or the amount of equipment they rent from us; our equipment rental fleet is subject to residual value risk upon disposition, and may not sell at the prices we expect; we may be unable to protect our trade secrets and other intellectual property rights; we may fail to respond adequately to changes in technology and customer demands; our business is heavily reliant upon communications networks and centralized information technology systems and the concentration of our systems creates or increases risks for us, including the risk of the misuse or theft of information we possess, including as a result of cyber security breaches or otherwise, which could harm our brand, reputation or competitive position and give rise to material liabilities; failure to maintain, upgrade and consolidate our information technology networks could materially adversely affect us; we may face issues with our union employees; we are exposed to a variety of claims and losses arising from our operations, and our insurance may not cover all or any portion of such claims; environmental, health and safety laws and regulations and the costs of complying with them, or any change to them impacting our customers’ markets could materially adversely affect us; decreases in government spending could materially adversely affect us; maintenance and repair costs associated with our equipment rental fleet could materially adversely affect us; and strategic acquisitions could be difficult to identify and implement and could disrupt our business or change our business profile significantly;  Risks related to our substantial indebtedness, such as: our substantial level of indebtedness exposes us or makes us more vulnerable to a number of risks that could materially adversely affect our financial condition, results of operations, cash flows, liquidity and ability to compete; the secured nature of our indebtedness, which is secured by substantially all of our consolidated assets, could materially adversely affect our business and holders of our debt and equity; an increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our profitability; and any additional debt we incur could further exacerbate these risks;  Risks related to the securities market and ownership of our stock, including that: the market price of our common stock may fluctuate significantly; the market price of our common stock could decline as a result of the sale or distribution of a large number of our shares or the perception that a sale or distribution could occur and these factors could make it more difficult for us to raise funds through future stock offerings; and provisions of our governing documents could discourage potential acquisition proposals and could deter or prevent a change in control; and  Other risks and uncertainties set forth in the Form 10-K and in our other filings with the Securities and Exchange Commission (“SEC”). All forward-looking statements are expressly qualified in their entirety by such cautionary statements. We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements.

NYSE: HRI Information Regarding Non-GAAP Financial Measures 5 In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation which is not calculated according to GAAP (“non-GAAP”), such as adjusted EBITDA and free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the Appendix to this presentation.

NYSE: HRI We aspire to be the supplier, employer and investment of choice in our industry. Became a Stand-alone Public Company in 2016 6 • Recruited experienced and industry savvy senior management team to lead separation from Hertz’s rental car business • Separated from Hertz on June 30, 2016 • Began trading on the NYSE on July 1 under the symbol “HRI” • Rebranded U.S. retail locations to Herc Rentals • Successfully running the business as an independent company

Highly Experienced Leadership Team

EXECUTIVE LEADERSHIP
CEO, COO & CIO Have More Than 30 Years of Relevant Experience



Larry Silber
CEO
35+ years



Barbara Brasier
CFO
30+ years



Bruce Dressel
COO
30+ years



Chris Cunningham
CHRO
30+ years



Richard Marani
CIO
30+ years



Maryann Waryjas
CLO
30+ years

Senior Staff Average Over 26 Years of Equipment and Related Industry Experience

Carlo Cavecchi	Paul Dickard	Elizabeth Higashi	Charles Miller	Nancy Merola	Jason Oosterbeek
VP, ProSolutions	*VP, Communications*	*VP, Investor Relations*	*VP, Operations*	*VP, Chief Accounting Officer*	*VP, Pricing & Sales Strategy*
30+ years	*25 years*	*30+ years*	*30+ years*	*30+ years*	*15+ years*

Regional Vice Presidents - Average of 25 Years of Industry Experience

Industry savvy and experienced leadership team

HercRentals™
NYSE: HRI
7

NYSE: HRI Reinvigorated Organization With a Customer-Centric Culture and Increased Focus on Operating Efficiency and Safety Our Vision To ensure that end users of our equipment and services achieve optimal performance safely, efficiently and effectively. Our Mission Our Values We do what’s right. We’re in this together. We take responsibility. We achieve results. We prove ourselves every day. We aspire to be the supplier, employer and investment of choice in our industry. 8

NYSE: HRI ProSolutions and ProContractor 18% Core 82% Company Overview 9 Construction 37% Other Customers 43% Industrial 20%  One of the leading North American equipment rental companies  Approximately 270 locations globally  3% market share in a highly fragmented market  $3.56 billion in fleet (OEC)  ~4,800 employees  $1.6 billion in total revenue (2016) Upstream Oil & Gas 17% Key Markets 83% Local Customer 52% National Account 48% Herc Rentals is a diversified equipment rental company with a balanced business profile Company Snapshot N.A. Market Share 1 Rental Revenue by Market 2 Business Mix by Revenue2 N.A. Customer Mix 2 Fleet Mix by OEC3 1 Company estimates based on data from American Rental Association (ARA), IHS Global Insight, Rental Equipment Register (RER), Jefferies and competitors’ public presentations. 2 FY 2016 rental revenue. 3 Original equipment cost (OEC) as of 12/31/2016 per ARA guidelines. 12% 7% 3% 9% 69% 2016 Market Size: ~$49 billion Top 4-10 Rest of Market United Rentals Sunbelt Rentals

NYSE: HRI Market Leader with Significant Scale and Broad Footprint 10 Approximately 270 locations in North America

NYSE: HRI Industry Outlook Highlights 11 Positive market growth and further penetration of rental solutions expected to continue 1 The American Institute of Architects (AIA). 2 ARA / IHS Global Insight as of February 2017, excludes Party & Event data. 3 Dodge Analytics. 4 Industrial information resources. $38 $31 $32 $35 $38 $41 $44 $47 $49 $51 $53 $56 $58 08 09 10 11 12 13 14 15 16 17E 18E 19E 20E ($ in billions) N.A. Equipment Rental Market 2 as of February 2017 Non-Residential Starts 3 Architecture Billings Index 1 Industrial Spending 4 $297.9 $310.4 2016 2017E J a n -9 6 J a n -0 0 J a n -0 4 J a n -0 8 J a n -1 2 J a n -1 6 50 $235 $249 $272 $281 $100 $150 $200 $250 $300 $350 2016 2017E 2018E 2019E ($ in millions) Jan 49.5 as of Q1 2017 as of January 2017 as of Q1 2017 ($ in millions) • Key industry metrics remain positive – non- res construction growth of 4.6% projected through 2019 • American Rental Association (ARA) forecasts North American equipment rental growth of 4.4% through 2020 • Industrial spending is expected to grow 4.2% in 2017 • Continuing shift from ownership to rental will fuel growth

NYSE: HRI Strategic Direction 12 Disciplined Capital Management Expand and Diversify Revenues Improve Operating Efficiencies Enhance Customer Experience On the Path Forward • Broaden customer base • Expand products and services • Increase density • Grow ancillary revenues • Improve vendor management and fleet availability • Drive operating performance through mix and volume • Focus on safety and labor productivity • Provide premium products and services • Introduce innovative technology solutions • Drive EBITDA margin growth • Improve key financial metrics

NYSE: HRI Expand and Diversify Revenues: Broaden the Customer Base 13 • Building Services • Convention and Trade Shows • Repair Services • Flooring Contractors • Facilities Support Services • Carpentry Contractors • Personal and Household Goods Repair and Maintenance • Finish Carpentry Contractors • Residential Remodelers • Masonry Contractors • Structural Contractors • All Specialty Trade Contractors • Electrical Contractors • Site Preparation Contractors • Industrial Building Construction • Landscape and Gardening Contractors • Plumbing Contractors • Heating Contractors • Air-Conditioning Contractors • Water and Sewer Line Contractors ProContractor Tools

NYSE: HRI Expand and Diversify Revenues: Expand Products and Services with ProSolutionsTM 14 PUMPPOWER INDUSTRIAL TOOLS AIR CONDITIONERS PORTABLES DEHUMIDIFICATIONCHILLERS HEAT

NYSE: HRI Expand and Diversify Revenues: Increase Density in High Growth Urban Markets and Focus on Higher Margin Equipment 1 Industry data and estimates for rates and time utilization OEC $136,000 Monthly Rate $4,200 Time Utilization 75.0% Estimated Annual Revenue $37,800 Estimated $ Ute 28% OEC $10,500 Monthly Rate $1,600 Time Utilization 60.0% Estimated Annual Revenue $11,520 Estimated $ Ute 110% One Wheel Loader = $136,000 13 Floor Scrubbers = $136,500 Estimated Annual Revenue = $37,800 Estimated Annual Revenue = $149,760 Comparative Estimated Revenue and $ Utilization1 15 Focusing on High Growth Urban Markets

NYSE: HRI Q2 2015 Q1 20164 2016 Improve Operating Efficiencies: Improve Vendor Management and Fleet Availability Driving operational gains through buying efficiency and increased availability Consolidate Brands and OEMs Increase Fleet Available to Rent 40% # of Suppliers Lower vendor count = better leverage Simplification = lower operating expenses Lower FUR = lower capex and higher ROIC 1 point of FUR reduction = $35M Fleet available Fleet Unavailable for Rent (FUR) ~ 19% 18% 15% 13% 10% 2013 2014 2015 1Q2016 Target2016 16 Average Annual FUR

NYSE: HRI Enhance Customer Experience: Become the Supplier of Choice Best in class brands combined with a comprehensive suite of services help customers work more efficiently, effectively and safely Consultive solutions Subject-matter experts Delivering Premium Products Delivering Solutions-Based Products and Services Providing Technology Solutions to Enhance Customer Experience  Mobile App allows customers to order and manage fleet from anywhere  ProControl™ advanced telematics provides: o Equipment location and search o Utilization and meter reading o Geo-fencing o Alerts o Customized dashboards 17

NYSE: HRI Disciplined Capital Management: Drive EBITDA Growth Long term, Adjusted EBITDA is targeted to meet or exceed peer metrics with ROIC expected to exceed cost of capital Improvement Opportunity Initiatives underway Shift Equipment Portfolio Mix  Adding ProSolutions and ProContractor Tools equipment to fleet expected to improve $ utilization Ancillary Revenue  Driving transportation, Rental Protection Plan and other ancillary revenue Branch Density / Scale  Maximizing operational leverage Labor Productivity  Improving Field Labor productivity in O&G and Non O&G markets Leverage Buying Power  Realizing procurement savings through vendor consolidation Price and Yield  Utilizing proprietary tool to maximize yield Operational Efficiency  Reducing internal and external repair costs, improving warranty recovery, and increasing productivity 18

NYSE: HRI On the Path Forward

NYSE: HRI Transformation in Process 20  Executing our strategy and driving improvements in operating performance  Successfully diversifying fleet mix to higher dollar utilization equipment categories  Achieving above market growth in major urban locations  Growing local rental revenues faster than growth in national accounts  Improving fleet availability  Reducing equipment, parts and service costs through better vendor management  Enhancing customer service through key initiatives such as premium brands and new technologies  Implementing actions to remediate the identified material weaknesses and improve the effectiveness of our internal control over financial reporting

NYSE: HRI Expand and Diversify Revenues 21  Increased sales force as part of territory optimization to drive revenue growth  Continued to successfully diversify fleet to attract “square-footage-under-roof” customers  Shifted to higher $ Utilization equipment showing results in major urban locations  Increased Local as a % of total rental to 53% in the fourth quarter  Increased ancillary revenue 15% in the quarter and 17% for the year compared with 2015 • Broaden customer base • Expand products and services • Increase density • Grow ancillary revenues Key Accomplishments

NYSE: HRI Diversifying the Fleet to Maximize Dollar Utilization 22 Aerial - Booms 19.3% Aerial - Scissors & Other 6.4% Earthmoving - Heavy 10.7% Earthmoving - Compact 7.5%Material Handling - Telehandlers 13.5% Material Handling - Industrial 3.2% Trucks and Trailers 12.9% ProSolutions 13.4% ProContractor 4.7% Air Compressors 3.0% Other 2.0% Lighting 1.7% Compaction 1.7% Aerial - Booms 20.3% Aerial - Scissors & Other 5.7% Earthmoving - Heavy 12.4% Earthmoving - Compact 6.5% Material Handling - Telehandlers 13.9% Material Handling - Industrial 3.1% Trucks and Trailers 13.8% ProSolutions 12.4% ProContractor 3.4% Air Compressors 3.1% Other 2.1% Lighting 1.7% Compaction 1.6% OEC as of 12/31/2015 OEC as of 12/31/2016 Reduced • Aerial - Booms • Earthmoving - Heavy • Material Handling - Telehandlers Increased • Aerial - Scissor Lifts • Earthmoving - Compact • ProContractorTM and ProSolutionsTM

NYSE: HRI Improve Operating Efficiencies 23  Reduced FUR to 15.3% in December 2016 compared to 15.9% in the prior year  Improved fleet, parts and service costs through vendor management  Focused on enhancing salesforce effectiveness through by driving the right behaviors  Continued to improve safety performance and enhance safety culture – 45,000 hours of safety training in FY 2016 • Improve vendor management and fleet availability • Drive operating performance through mix and volume • Focus on safety and labor productivity Key Accomplishments

NYSE: HRI Enhance Customer Experience 24  Expanded ProSolutions Centers of Excellence to approximately 30 locations  Continued to upgrade branches to showcase ProContractor equipment  Focused on maintenance and service initiatives to better serve customers  Shifted core OEC categories to premium equipment that has broader customer appeal  Rolled out ProControl™ telematics to strategic customers • Provide premium products and services • Introduce innovative technology solutions Key Accomplishments

NYSE: HRI Financial Overview 25

NYSE: HRI Financial Highlights 26 Q4 2016 FY 2016 Equipment Rental Revenues $356.7 million $1,352.7 million Equipment Rental Revenue Growth1  + 6.2% in Key Markets2; 84% of total  + 1.3% YoY Overall2  + 8.1% in Key Markets2; 83% of total  + 0.5% YoY Overall2 Pricing  + 1.5% YoY in Key Markets  + 0.5% YoY Overall  + 1.6% YoY in Key Markets  + 0.3% YoY Overall Net Income (Loss) ($13.2) million ($19.7) million Adjusted EBITDA3 $145.7 million 36.0% margin $536.2 million 34.5% margin 1 Excluding operations in France & Spain and impact of foreign currency translation. 2 Key markets are defined as markets we currently serve outside of upstream oil and gas markets, overall refers to all markets. 3 For a reconciliation to the most comparable GAAP financial measure, see the Appendix.

NYSE: HRI Q4 and Full Year Equipment Rental Revenues 27 $ in millions  Equipment rental revenue increased +6.2% in key markets, excluding divestitures and currency  Key markets represented 84% of rental revenue • Key markets increase attributable to: - Traction of urban market strategy - ProSolutions growth year-over-year - Core business improvement  Pricing increased 1.5% YoY in key markets and 0.5% overall  Equipment rental revenue increased +8.1% in key markets, excluding divestitures and currency  Key markets represented 83% of rental revenue  Rate of oil and gas decline continues to diminish as comparable periods are lapped Q4 Equipment Rental Revenue Bridge Full Year Equipment Rental Revenue Bridge Q4 Summary Full Year Summary $ 356.7 $7.0 $13.0 $17.5$359.2 0 50 100 150 200 250 300 350 400 2015 France & Spain and currency translation Key markets Oil and gas 2016 $1,352.7 $66.2 $77.9 $85.1 $1,411.7 800 900 1,000 1,100 1,200 1,300 1,400 1,500 2015 France & Spain and currency translation Key markets Oil and gas 2016

NYSE: HRI Q4 and Full Year Total Revenues 28  2015 included revenue from divested foreign operations  Sales of revenue earning equipment declined YoY due to high volume of disposals from oil & gas regions in 2015  New equipment sales were also lower due to focus on higher-margin rental activities Q4 Total Revenue Bridge Full Year Total Revenue Bridge $ in millions Q4 and Full Year Summary $405.2 $10.4 $5.1 $6.2 $4.5$422.4 200 250 300 350 400 450 2015 France & Spain and currency translation Equipment rental revenue Sales of revenue earning equipment Sales of new equipment and other 2016 $1,554.8 $77.9 $31.2 $21.5 $7.2 $1,678.2 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,700 2015 France & Spain and currency translation Equipment rental revenue Sales of revenue earning equipment Sales of new equipment and other 2016

NYSE: HRI Q4 and Full Year Net Income 29 $ in millions  2015 included Q4 gain on divestiture  Interest expense for second half 2016 reflects debt on a stand-alone basis  Fleet depreciation increased due to fleet growth and normal course rate review  Losses on sales of revenue earning equipment diminished in second half  Increase in spin-off costs: IT and professional expenses related to the spin transaction Q4 and Full Year Summary 1 Interest expense, depreciation of REE and losses on sales of REE attributable to France & Spain are included in the category labeled “France & Spain and currency translation.” $(19.7) $43.8 $24.1 $31.1 $23.5 $56.2 $30.8 $16.9 $111.3 (35) (15) 5 25 45 65 85 105 125 2015 France & Spain and currency translation Tax expense Depr. of REE All Other Loss on sales of REE Spin-off costs Interest expense 2016 $(13.2) $50.0 $11.0 $5.0 $3.7 $5.4 $27.4 $11.1 $78.2 (20) 0 20 40 60 80 100 2015 France & Spain and currency translation Tax expense Depr. of REE All Other Loss on sales of REE Spin-off costs Interest expense 2016 Q4 Net Income Bridge Full Year Net Income Bridge 111 1 1 1

NYSE: HRI Q4 and Full Year Adjusted EBITDA1 30 $ in millions Q4 Adjusted EBITDA Bridge 2 Full Year Adjusted EBITDA Bridge 2 Q4 Summary  Key markets mostly offset oil and gas decline Full Year Summary $536.2$18.4 $31.1 $9.7 $50.7 $45.5 $600.6 200 250 300 350 400 450 500 550 600 650 2015 France & Spain and currency translation Loss on sales of revenue earning equipment Stand-alone costs Key markets Oil and gas 2016 $145.7$2.3 $3.7 $6.1 $7.4 $1.4 $163.8 0 20 40 60 80 100 120 140 160 180 2015 France & Spain and currency translation Loss on sales of revenue earning equipment Stand-alone costs Key markets Oil and gas 2016  Oil and gas impacted by YoY revenue headwinds which continue to diminish as comparable periods are lapped 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix. 2 Corporate G&A costs allocated pro rata between “Key markets” and “Oil and gas”

NYSE: HRI Fleet Capital Expenditures 31 Average fleet original equipment cost (OEC).  Net Fleet Capex for the full year 2016 was $352.9 million as we successfully disposed of low performing fleet sooner than anticipated while achieving fleet diversification targets  In 2016, received $115.4 million in proceeds from disposal of equipment with an approximate OEC of $313 million  Rental equipment at OEC 2 was $3.56 billion as of December 31, 2016  Average rental equipment at OEC2 for the full year ended December 31, 2016, grew 3.4% versus the prior year, excluding divestitures  Dollar utilization was 35.1% for the fourth quarter 2016 $ in millions Year Ended December 31, 2016 2015 $ Variance Total Revenue Earning Equipment Expenditures $ 468.3 $ 600.0 $ (131.7) Revenue Earning Equipment Disposals $ (115.4) $ (151.9) $ 36.5 Net Fleet Capital Expenditures 1 $ 352.9 $ 448.1 $ (95.2) 1 Cash flow basis. 2 Based on ARA guidelines.

NYSE: HRI Debt and Liquidity 32 Debt Ample Liquidity $ in millions, as of 12/31/16 $910.0 $610.0 $625.0 '17 '18 '19 '20 '21 '22 '23 '24 Total Liquidity $ 828.7 Cash and Cash Equivalents 11.6 ABL Availability 817.1 Facility 1,750.0 Outstanding (910.0) Letters of Credit (22.9) ABL Credit Facility Senior Secured Second Priority Notes Capital Leases $70.3  Stable debt with long dated maturities provide financial flexibility  Total debt of $2.2 billion as of December 31, 2016  Maintained ample liquidity during the quarter - $828.7 million as of December 31, 2016  Net cash provided by operating activities was $433.4 million - strong free cash flow1 for FY 2016 of $35 million  Redeemed 10% of the outstanding senior notes at 103% of aggregate principal amount plus interest under the terms of the indenture 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix.

NYSE: HRI In Summary • Gained traction in introducing new products across branch network • Accelerated branch performance in urban markets • Improved operating efficiencies • Improved sales force effectiveness through training and productivity tools • Achieved growth in ancillary revenues • Continued to drive safety as our #1 priority throughout the organization 33

NYSE: HRI Appendix 34

NYSE: HRI Glossary of Terms Commonly Used in the Industry 35 OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association, which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). 1 Fleet Age: The OEC weighted age of the entire fleet. 2 Net Fleet Capital Expenditures: Capital expenditures of revenue earning equipment minus the proceeds from disposal of revenue earning equipment. 3 Dollar Utilization ($ Ute): Dollar utilization is an operating measure calculated by dividing rental revenue by the average OEC of the equipment fleet for the relevant time period. 4 Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. 5 FUR: Fleet unavailable for rent. 6

NYSE: HRI Reconciliation of Net Income to EBITDA and Adjusted EBITDA 36 EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. EBITDA and Adjusted EBITDA - EBITDA represents the sum of net income (loss), provision for income taxes, interest expense, net, depreciation of revenue earning equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt, impairment charges, gain on disposal of a business and certain other items. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non- GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. However, EBITDA and Adjusted EBITDA do not purport to be alternatives to net earnings as an indicator of operating performance. Additionally, neither measure purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments.

NYSE: HRI Reconciliation of Net Income to EBITDA and Adjusted EBITDA 37 $ in millions Three months ended December 31, Year Ended December 31, 2016 2015 2016 2015 Net income (loss) $ (13.2) $ 78.2 $ (19.7) $ 111.3 Provision for income taxes 5.8 16.9 14.8 45.6 Interest expense, net 32.1 5.1 84.2 32.9 Depreciation of revenue earning equipment 95.4 86.1 350.5 343.7 Non-rental depreciation and amortization 11.9 19.1 44.8 77.2 EBITDA 132.0 205.4 474.6 610.7 Restructuring charges 0.5 0.8 4.0 4.3 Restructuring related charges 1 - 1.4 2.9 8.0 Spin-off costs 11.5 6.1 49.2 25.8 Non-cash stock-based compensation charges 1.7 0.4 5.5 2.7 Gain on disposal of business - (50.9) - (50.9) Other - 0.6 - - Adjusted EBITDA $ 145.7 $ 163.8 $ 536.2 $ 600.6 Total Revenues $ 405.2 $422.4 $ 1,554.8 $ 1,678.2 Adjusted EBITDA $ 145.7 $ 163.8 $ 536.2 $ 600.6 Adjusted EBITDA Margin 36.0% 38.8% 34.5% 35.8% 1 Represents incremental costs incurred directly supporting restructuring initiatives.

NYSE: HRI 38 Year Ended December 31, 2016 Actual Sale of France and Spain Foreign Currency Translation Year Ended December 31, 2016 Adjusted Total revenues $ 1,554.8 $ 0 $ 8.1 $1,562.9 Equipment rental revenue 1,352.7 0 6.6 1,359.3 Year Ended December 31, 2015 Actual Sale of France and Spain Foreign Currency Translation Year Ended December 31, 2015 Adjusted Total revenues $ 1,678.2 $ (69.8) $ 0 $1,608.4 Equipment rental revenue 1,411.7 (59.6) 0 1,352.1 $ in millions Three months ended December 31, 2016 Actual Sale of France and Spain Foreign Currency Translation Three months ended December 31, 2016 Adjusted Total revenues $ 405.2 $ 0 $ 0.5 $ 405.7 Equipment rental revenue 356.7 0 0.5 357.2 Three months ended December 31, 2015 Actual Sale of France and Spain Foreign Currency Translation Three months ended December 31, 2015 Adjusted Total revenues $ 422.4 $ (9.9) $ 0 $412.5 Equipment rental revenue 359.2 (6.5) 0 352.7 $ in millions $ in millions $ in millions $ in millions Reconciliation to Adjust for Divestitures and Foreign Currency Translation

NYSE: HRI Reconciliation of Free Cash Flow 39 Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free cash flow represents net cash provided by (used in) operating activities less revenue earning equipment expenditures, proceeds from disposal of revenue earning equipment, property and equipment expenditures, proceeds from disposal of property and equipment and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non-discretionary expenditures.

NYSE: HRI Reconciliation of Free Cash Flow 40 $ in millions Year Ended December 31, 2016 Net cash provided by operating activities $ 433.4 Revenue earning equipment expenditures ( (468.3) Proceeds from disposal of revenue earning equipment 115.4 Non-rental capital expenditures (47.8) Proceeds from disposal of property and equipment 5.7 Other investing activities (3.4) Free Cash Flow $ 35.0

Herc Rentals Corporate History & Key Events

Growth / Consolidation | **Financial Crisis** | **Strategic Changes** | **Path Forward**

- **1965** – Herc Rentals Founded
- **1968** – Introduced industry-first National Accounts program
- **1973** – Rolled out new standardized locations
- **1979** – Entered industrial equipment rental & leasing markets
- **1989** – Entered France and Spain
- **1992** – **New HERC President named**
- **1997**
  - **New HERC President named**
  - Launched HertzEquip.com
- **1998**
  - Expanded into Canada with acquisition of Certified Rentals and MATTHEWS Equipment Ltd.
  - Acquired BIG4RENTS
- **2000**
  - Acquired AA Rentals
  - Acquired Service Pump and Compressor
- **2001** – Ford acquired Hertz
- **2003** – Launched full-scale general rental program and facilities renovation
- **2004** – Energy Services Group debuted
- **2005**
  - Hertz acquired by Private Equity Consortium
  - Crossed 300-location milestone in U.S. and Canada
- **2006**
  - Hertz IPO
  - **New Hertz CEO named**
- **2008**
  - Launched industry-first online rental account management
  - Launched Entertainment Services
  - Entered China
- **2010** – Industry first mobile-friendly website
- **2011** – **New HERC President named**
- **2012**
  - Acquired CINELEASE
  - Acquired Tow Pumps
- **2014**
  - **New HERC CEO named in June**
  - Hertz announced spin-off of rental equipment business
- **2015**
  - **Larry Silber named HERC CEO and began building new senior team and organization**
  - Sold operations in France and Spain
- **2016** – Separation from Hertz Car Rental

50 YEARS Hertz Equipment Rental 1965-2015

Over 50 years of outstanding legacy – strong foundation for the next chapter

HercRentals™ NYSE: HRI 41

NYSE: HRI 42